QNB
CORP.

[LOGO OMITTED] PROXY STATEMENT
               APRIL 19, 2004

QNB
CORP.

[LOGO OMITTED]

P.O. Box 9005
Quakertown, PA 18951-9005
TEL (215)538-5600
FAX (215)538-5765


    April 19, 2004

    Dear Shareholder:

    The 2004 Annual Meeting of Shareholders of QNB Corp. will be held at the offices of The Quakertown National Bank, 320 West Broad Street, Quakertown, Pennsylvania 18951 on Tuesday, May 18, 2004, at 11:00 a.m., local time. Notice of the annual meeting, QNB's proxy statement, proxy card and 2003 annual report are enclosed.

    At this year's annual meeting, you are being asked to elect three Class I directors. This proposal is fully described in the accompanying proxy statement, which you are urged to read carefully.

    YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY ENDORSED THE NOMINEES FOR ELECTION. WE RECOMMEND THAT YOU VOTE "FOR" ALL THREE NOMINEES.

    YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the meeting in person, please mark, date and sign the enclosed proxy card and return it in the envelope provided.

    If you have any questions with regard to the annual meeting, please contact Jean Scholl at (215) 538-5600, extension 5707.

    Thank you for your cooperation and continuing support.

    Sincerely,

    /S/THOMAS J. BISKO

    Thomas J. Bisko
    President and
    Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                    QNB CORP.

                       -------------------------------

                           TO BE HELD ON MAY 18, 2004

         Notice is hereby given that the 2004 Annual Meeting of Shareholders of QNB Corp. will be held at the offices of The Quakertown National Bank, 320 West Broad Street, Quakertown, Pennsylvania 18951, on Tuesday, May 18, 2004 at 11:00 a.m., local time, for the following purposes:

         (1)          To elect three Class I directors; and

         (2) To transact any other business properly presented at the annual meeting or any adjournment(s) or postponement(s) of the meeting.

         The Board of Directors fixed the close of business on April 2, 2004 as the record date for the purpose of determining those shareholders entitled to notice of and to vote at the annual meeting, either in person or by proxy.

         All shareholders are cordially invited to attend the annual meeting. Whether or not you plan to attend the annual meeting, you are requested to mark, date, sign and mail the enclosed proxy in the envelope supplied, as soon as possible. At any time prior to the proxy being voted, it is revocable by written notice to QNB in accordance with the instructions set forth in the enclosed proxy statement including by voting at the meeting in person. If you attend the annual meeting, you may withdraw your proxy before it is voted and then vote your shares in person.

By Order of the Board of Directors,

/S/CHARLES M. MEREDITH

Charles M. Meredith, III
Secretary

Quakertown, Pennsylvania
April 19, 2004

                                    QNB CORP.
                              15 NORTH THIRD STREET
                                  P.O. BOX 9005
                         QUAKERTOWN, PENNSYLVANIA 18951
                                 (215) 538-5600

                               ------------------

                                 PROXY STATEMENT

               2004 ANNUAL MEETING OF SHAREHOLDERS - MAY 18, 2004

       This proxy statement is being furnished to holders of the common stock, par value $0.625 per share, of QNB Corp. in connection with the solicitation of proxies by the Board of Directors for use at the 2004 Annual Meeting of Shareholders. The annual meeting will be held at the offices of The Quakertown National Bank at 320 West Broad Street, Quakertown, Pennsylvania 18951, on May 18, 2004 at 11:00 a.m., local time.

       As of the date of this proxy statement, the Board of Directors knows of no business that will be presented for consideration at the annual meeting other than that referred to in the accompanying Notice of Annual Meeting and described in this proxy statement. As to other business, if any, properly presented at the annual meeting, executed proxies will be voted in accordance with the judgment of the person or persons voting the proxy or the recommendation of the Board of Directors.

       The cost of solicitation of proxies will be paid by QNB. QNB will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of QNB's common stock. In addition to solicitations by mail, directors, officers, and employees of QNB and the Bank may solicit proxies personally, by telephone or other electronic means without additional compensation.

       These proxy materials are first being mailed to shareholders on or about April 19, 2004.

DATE, TIME AND PLACE OF MEETING

       The annual meeting will be held on Tuesday, May 18, 2004 at 11:00 a.m., local time, at the Bank's offices at 320 West Broad Street, Quakertown, Pennsylvania 18951.

OUTSTANDING SECURITIES; QUORUM; VOTING RIGHTS; AND RECORD DATE

       The close of business on April 2, 2004 was fixed as the record date for the purpose of determining those shareholders entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements of the meeting. As of the close of business on the record date, QNB had issued and outstanding 3,095,379 shares of common stock.

       Shareholders are entitled to one vote for each share of common stock held of record on the record date with respect to each matter to be voted on at the annual meeting.

       The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the common stock on the record date is necessary to constitute a quorum at the annual meeting.

SOLICITATION OF PROXIES

       The Board of Directors solicits this proxy for use at QNB's 2004 annual meeting of shareholders.

VOTING AND REVOCABILITY OF PROXIES

       Shares of common stock represented by properly executed proxies will, unless the proxies have previously been revoked, be voted in accordance with the instructions indicated on the proxies. If no instructions are indicated on the proxies, the shares will be voted FOR the election of QNB's nominees to the Board of Directors. The Board of Directors does not anticipate that any matters will be presented at the annual meeting other than as set forth in the accompanying Notice of Annual Meeting. In the event that any other matters are properly presented at the annual meeting, proxies will be voted in the discretion of the proxy holders as to such matters upon the recommendation of the Board of Directors.

       A shareholder who executes and returns a proxy has the power to revoke it at any time before it is voted by delivering to Mr. Charles M. Meredith, III, Secretary of QNB, at the offices of QNB, at the address indicated above, either a written notice of the revocation or a duly executed later-dated proxy, or by attending the annual meeting and voting in person after giving notice of the revocation.

                        SECURITY OWNERSHIP OF MANAGEMENT

       The following table sets forth, as of April 2, 2004, the number of shares of common stock, par value $.0625 per share, beneficially owned by each current director and nominee for director, by each executive officer, and by all directors, nominees and executive officers of QNB and the Bank, as a group. Unless otherwise indicated, shares are held individually. The address for each person is 320 West Broad Street, P.O. Box 9005, Quakertown, Pennsylvania 18951.


                                                                Amount and Nature of            Percentage of
Name of Beneficial Owner                                      Beneficial Ownership (1)          Class (2) (3)
----------------------------                               -----------------------------     -------------------

Norman L. Baringer, Director                                         13,996 (4)                       *

Thomas J. Bisko, Director                                            42,221 (5)                     1.31%
   President/Chief Executive Officer (Corp. and Bank)

Kenneth F. Brown, Jr., Director                                     140,120 (6)                     4.35%

Heather J. Gossler, Senior Vice President/                           11,651 (7)                       *
   Sales and Branch Administration (Bank)

Dennis Helf, Director                                                15,422 (8)                       *

Bret H. Krevolin, Executive Vice President/                          25,692 (9)                       *
   Chief Financial Officer (Bank)
   Chief Financial Officer (Corp.)

Bryan S. Lebo, Senior Vice President/Senior                          24,003 (10)                      *
   Lending Officer (Bank)

G. Arden Link, Director                                               6,412 (11)                      *

Charles M. Meredith III, Director                                    81.644 (12)                    2.53%

Scott G. Orzehoski, Senior Vice President/                           11,782 (13)                      *
  Commercial Lending  (Bank)

Gary S. Parzych, Director                                             8,324 (14)                      *

Henry L. Rosenberger, Director                                       33,872 (15)                    1.05%

Mary Ann Smith, Senior Vice President/                               29,589 (16)                      *
   Chief Information Officer (Bank)

Edgar L. Stauffer, Director                                          99,462 (17)                    3.08%

Robert C. Werner, Executive Vice President/                          28,009 (18)                      *
   Chief Operating Officer (Bank)
   Vice President (Corp.)

Current Directors, Nominee
   & Executive Officers
   AS A GROUP (15 PERSONS)                                          572,199                        17.75%

-----------------
* Less than 1.00%

(1) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities that the individual has, or shares, voting or investment power or has the right to acquire beneficial ownership within 60 days after April 2, 2004. Beneficial ownership may be disclaimed as to certain of the securities.

(2)      Numbers are rounded-off to the nearest one-hundredth percent.

(3) Includes 61,612 immediately exercisable options in the aggregate and 67,200 options in the aggregate that become exercisable over time or that could be exercisable immediately upon a change of control of QNB by the named executive officers; thus, the percentages calculation is based upon an aggregate of 3,224,191 shares outstanding.

(4) Includes 5,924 shares owned jointly by Mr. Baringer with his wife, Nancy, and 3,320 shares held in her individual capacity.

(5) Includes 15,290 shares owned jointly by Mr. Bisko with his wife, Barbara, and 10,416 exercisable options and 12,000 options that become exercisable over time awarded under the Stock Incentive Plan.

(6) Includes 138,356 shares owned jointly by Mr. Brown with his wife, Pamela.

(7) Includes 1,273 shares owned jointly by Ms. Gossler with her husband, Barry; and 4,766 exercisable options and 5,600 options that become exercisable overtime awarded under the Stock Incentive Plan.

(8)      Includes 13,658 shares owned jointly by Mr. Helf with his wife, Mary.

(9) Includes 4,276 shares owned jointly by Mr. Krevolin with his wife, Susan, and 10,416 exercisable options and 11,000 options that become exercisable over time awarded under the Stock Incentive Plan.

(10) Includes 1,914 shares owned jointly by Mr. Lebo with his wife, Elaine, and 10,416 exercisable options and 11,000 options that become exercisable over time awarded under the Stock Incentive Plan.

(11)     Includes 800 shares owned jointly by Mr. Link with his wife, Dorothy.

(12) Includes 11,112 shares owned jointly by Mr. Meredith with his wife, Elizabeth; 5,030 shares held in her individual capacity; and 3,738 shares held of record by Franklin & Meredith, Inc.

(13) Includes 4,766 exercisable options and 5,600 options that become exercisable over time awarded under the Stock Incentive Plan.

(14) Includes 2,438 shares owned by Mr. Parzych's wife, Karen, and 2,204 shares held of record by Eugene T. Parzych, Inc.

(15)     Includes 6,296 shares owned by Mr. Rosenberger's wife, Charlotte.

(16) Includes 1,788 shares owned jointly by Ms. Smith with her husband, Randall, and 10,416 exercisable options and 11,000 options that become exercisable over time awarded under the Stock Incentive Plan.

(17) Includes 65,034 shares owned jointly by Mr. Stauffer with his wife, Mary Blake, and 9,664 shares held in her individual capacity.

(18) Includes 6,593 shares owned jointly by Mr. Werner with his wife, Judith, and 10,416 exercisable options and 11,000 options that become exercisable over time awarded under the Stock Incentive Plan.

                       BENEFICIAL OWNERSHIP OF SECURITIES

       On April 2, 2004, 3,095,379 shares of common stock, par value $0.625 per share were issued, outstanding and entitled to vote. The following table sets forth the names of persons who, directly or indirectly, are known to QNB's management to be the beneficial owners (as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934), of at least 5% of QNB's outstanding common stock as of April 2, 2004.

Name and Address of                 Number of Shares               Percentage of
Beneficial Owner                        Owned (1)                    Class (2)
-------------------                 -----------------              -------------

James C. Ebbert                              259,368                   8.38%
303 Edgemont Avenue
Quakertown, PA  18951

(1) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has, or shares, voting or investment power or has the right to acquire beneficial ownership within 60 days after April 2, 2004. Beneficial ownership may be disclaimed as to certain of the securities.

(2)    Numbers are rounded off to the nearest one-hundredth percent.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS

       QNB's Articles of Incorporation and By-Laws provide that the Board of Directors consists of nine members divided into three classes, Class I, Class II, and Class III, as nearly equal in number as possible. The three directors currently constituting Class I have been nominated for re-election at the annual meeting. Directors in Class II and Class III will hold office until the 2005 and 2006 annual meetings, respectively.

THE NOMINEES

       At the annual meeting, three directors will be elected. Each director so elected will hold office until the 2007 annual meeting of shareholders and until his successor in office is duly qualified and elected.

       To the extent given discretion, the persons named in the accompanying proxy intend to vote FOR each of the nominees listed below. In the event that any nominee should decline to serve or be unable to serve, the persons named as proxies may vote for the election of such person or persons as the Board of Directors recommends.

       Set forth below, with respect to each director and director nominee, is his name, age, the time period served as a director and his principal occupation(s) or employment and business affiliation(s) at present and during the last five years.

VOTING REQUIREMENTS

       The three director candidates are required to be elected by the affirmative vote of a majority of the outstanding shares on the record date. Votes may be cast in favor or withheld for any or all of the nominees.

       Abstentions and broker non-votes will neither be counted for nor against a nominee, but the shares represented by any abstention or broker non-vote will be considered present at the annual meeting for quorum purposes.

                                 RECOMMENDATION

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT EACH OF THESE
                   NOMINEES BE ELECTED AS A CLASS I DIRECTOR.

CURRENT CLASS I DIRECTORS AND  NOMINEES FOR THREE YEAR TERM EXPIRING IN 2007

       GARY S. PARZYCH

       Age 48; President, Eugene T. Parzych, Inc. (construction company), Trumbauersville, PA from 1980 to present; President, Finland Leasing Company, Inc. (real estate holding company), Trumbauersville, PA from June 1986 to present; Director of Quakertown Community School Board from January 1987 to present; a Director of QNB and the Bank since 1995.

       NORMAN L. BARINGER

       Age 73; Retired, Baringer Assoc. Inc. (insurance, real estate brokerage), Quakertown, PA; a Director of QNB and the Bank since 1992.

       CHARLES M. MEREDITH, III

       Age 68; Newspaper Columnist; Co-owner, Franklin & Meredith Inc. (commercial publisher), Quakertown, PA; Secretary of QNB and the Bank from April 1994 to present; a Director of the Bank since 1968; a Director of QNB since 1984.

CONTINUING DIRECTORS SERVING UNTIL 2005 (Class II Directors)

       KENNETH F. BROWN, JR.

       Age 48; President, McAdoo & Allen, Inc. (manufacturer of pigment dispersions and high performance coatings), Quakertown, PA from September 1989 to present; a Director of QNB and the Bank since 1993.

       HENRY L. ROSENBERGER

       Age 58; President of Rosenberger Companies, Ltd. from 1998 to present; President, Dock Woods Community, Inc. (retirement community) from January 1978 to December 2002; a Director of QNB and the Bank since 1984.

       EDGAR L. STAUFFER

       Age 66; Co-Owner, Stauffer Manufacturing Corporation (manufacturer and importer of industrial work gloves and safety equipment), Red Hill, PA from August 1959 to present; Co-Owner, H. Texier Glove Corporation, Inc. from September 1983 to December 1999; a Director of the Bank since 1983; a Director of QNB since 1984.

CONTINUING DIRECTORS SERVING UNTIL 2006 (Class III Directors)

       DENNIS HELF

       Age 57; Registered Investment Advisor from 1995 to present; a Director of the Bank since January 1996; a Director of QNB since 1997.

       G. ARDEN LINK

       Age 64; Owner, Link Beverages, Inc.; a Director of the Bank since March 1997; a Director of QNB since December 2001.

       THOMAS J. BISKO

       Age 56; Chief Executive Officer of the Bank and QNB from March 1988 to present; President of the Bank from September 1985 to present; Treasurer of QNB from February 1986 to present; President of QNB from May 1986 to present; a Director of QNB and the Bank since 1985.

                            GOVERNANCE OF THE COMPANY

         Our Board of Directors believes that the purpose of corporate governance is to ensure that we maximize shareholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices which the Board and senior management believe promote this purpose, are sound and represent best practices. We continually review these governance practices, Pennsylvania law (the state in which we are incorporated), the rules and listing standards of the Nasdaq Stock Market, and SEC regulations, as well as best practices suggested by recognized governance authorities.

       Currently, our Board of Directors has 9 members. Under the SEC and NASD listing standards for independence, Norman L. Baringer, Kenneth F. Brown, Jr., Dennis Helf, G. Arden Link, Charles M. Meredith, III, Henry L. Rosenberger and Edgar L. Stauffer, meet the standards for independence. This constitutes more than a majority of our Board of Directors. Only independent directors serve on our Audit Committee, Compensation Committee and Nominating Committee.


CODE OF ETHICS

         We have adopted a Code of Ethics for directors, officers and employees of QNB. It is intended to promote honest and ethical conduct, full and accurate reporting and compliance with laws as well as other matters. A copy of the Code of Ethics is posted on our website at www.qnb.com. We have also filed a copy of the Code of Ethics with the SEC as an exhibit to our December 31, 2003 annual report on Form 10-K.

     MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS OF QNB AND THE BANK

------------------------------- --------- --------- ------------------ ------------- ---------- ------------------- -----------
BOARD MEMBER                     BOARD     AUDIT      COMPENSATION      EXECUTIVE      LOAN         NOMINATING        TRUST
------------------------------- --------- --------- ------------------ ------------- ---------- ------------------- -----------
Norman L. Baringer                 X         X              X
------------------------------- --------- --------- ------------------ ------------- ---------- ------------------- -----------
Thomas J. Bisko                    X                                        X
------------------------------- --------- --------- ------------------ ------------- ---------- ------------------- -----------
Kenneth F. Brown, Jr.              X                                        X            X              X
------------------------------- --------- --------- ------------------ ------------- ---------- ------------------- -----------
Dennis Helf                        X                        X               X            X                              X
------------------------------- --------- --------- ------------------ ------------- ---------- ------------------- -----------
G. Arden Link                      X         X                                                          X
------------------------------- --------- --------- ------------------ ------------- ---------- ------------------- -----------
Charles M. Meredith, III           X         X              X               X
------------------------------- --------- --------- ------------------ ------------- ---------- ------------------- -----------
Gary S. Parzych                    X                                                     X                              X
------------------------------- --------- --------- ------------------ ------------- ---------- ------------------- -----------
Henry L. Rosenberger               X         X              X                                           X
------------------------------- --------- --------- ------------------ ------------- ---------- ------------------- -----------
Edgar L Stauffer                   X                        X               X                           X               X
------------------------------- --------- --------- ------------------ ------------- ---------- ------------------- -----------
Meetings Held in 2003              13        6              2               0           19              0               5
------------------------------- --------- --------- ------------------ ------------- ---------- ------------------- -----------

       Each current director of QNB is also a current member of the Bank's Board of Directors.

       Both QNB's and the Bank's Board of Directors met 13 times in 2003. All current directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors (held for the period for which he has been a director) and (2) the total number of meetings held by all committees of the Board on which he served (during the periods that he served).

       QNB has no specific policy requiring directors to attend the Annual Meeting of Shareholders. All members of the Board of Directors were present at the 2003 Annual Meeting of Shareholders. It is anticipated that all members of the Board of Directors will be attending the 2004 Annual Meeting of Shareholders.

       QNB's Board of Directors established and maintains the following committees, among others:

       AUDIT COMMITTEE. The Audit Committee recommends the engagement and dismissal of the independent certified public accountants, reviews their annual audit plan and the results of their auditing activities, and considers the range of audit and non-audit fees. It also reviews the general audit plan, scope and results of QNB's procedures for internal auditing. The reports of examination of QNB and its subsidiary by state and federal bank regulatory examiners are also reviewed by the Audit Committee. The Audit Committee also reviews all SEC filings and earnings press releases. The Audit Committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, meets with management and the auditors prior to the filing of officers' certifications with the SEC to receive information concerning, among other things, significant deficiencies in the design or operation of internal controls.

       The Bank also has a standing Audit Committee which performs the same functions as QNB's Audit Committee. All members of both committees are non-executives and independent (as "independence" is currently defined in Rule 4200(a)(15) of the NASD listing standards. The members of QNB's and the Bank's Audit Committee are Directors Baringer, Link, Meredith, and Rosenberger. The Audit Committee of QNB and the Bank met six times in 2003.

         We currently have no "audit committee financial expert." However, the Board of Directors believes that each audit committee member has sufficient knowledge in financial and auditing matters to serve on the committee. The committee has the authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. The Nominating Committee will continue to search for a Board candidate to serve on the Audit Committee who meets the "financial expert" requirements.

       The Audit Committee operates under a formal charter that governs its duties and conduct. The Audit Committee Charter is attached as Appendix A to this proxy statement and is available on our website at www.qnb.com.

       The Audit Committee has also adopted a Whistleblower Policy to enable confidential and anonymous reporting to the Audit Committee. The policy is also available on our website at www.qnb.com.

       COMPENSATION COMMITTEE. The Compensation Committee's primary function is to review and determine the compensation of present and proposed senior members of QNB's management. In addition, the committee reviews the general guidelines on compensation for all employees. All members of the Compensation Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the NASD listing standards). The members of the Compensation Committee are Directors Baringer, Helf, Meredith, Rosenberger, and Stauffer. The Compensation Committee met two times in 2003.

       EXECUTIVE COMMITTEE. The Executive Committee is authorized to exercise all of the authority of the Board of Directors in the management of QNB between Board meetings, unless otherwise provided in QNB's By-Laws. The members of the Executive Committee are Directors Bisko, Brown, Helf, Meredith and Stauffer. The Executive Committee did not meet in 2003.

       LOAN COMMITTEE. The Board Loan Committee's primary function is to review and approve loan relationships where the total exposure exceeds certain designated thresholds. The members of the Board Loan Committee are Directors Brown, Helf and Parzych. In the event they are unable to attend, alternate directors are requested to attend. The Board Loan Committee met 19 times in 2003.

       NOMINATING COMMITTEE. The Committee was formed in December 2003 and held its first meeting March 16, 2004. All members of the Nominating Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the NASD listing standards). The principal duties of the Nominating Committee include developing and recommending to the Board criteria for selecting qualified director candidates, identifying individuals qualified to become Board members, evaluating and selecting, or recommending to the Board, director nominees for each election of directors, considering committee member qualifications, appointment and removal, recommending codes of conduct and codes of ethics applicable to the Company and providing oversight in the evaluation of the Board and each committee. The Nominating Committee has no formal process for considering director candidates recommended by shareholders, but its policy is to give due consideration to any and all such candidates. If a shareholder wishes to recommend a director candidate, the shareholder should mail the name, background and contact information for the candidate to the Nominating Committee at the Company's offices at P.O. Box 9005, Quakertown, PA 18951. The Nominating Committee intends to develop a process for identifying and evaluating all nominees for director, including any recommended by shareholders, and minimum requirements for nomination. Members of the Nominating Committee include Directors Brown, Link, Rosenberger and Stauffer. The Nominating Committee did not meet in 2003.

       TRUST COMMITTEE. The Trust Committee's responsibilities include the review of the operations, investment selection and investment performance of The Trust Company of Lehigh Valley. The members of the Trust Committee are Directors Helf, Parzych and Stauffer. The Trust Committee met five times in 2003.

                     COMPENSATION OF THE BOARD OF DIRECTORS

       Each director of QNB is also a member of the Bank's Board of Directors. During 2003, directors, with the exception of those who are full-time employees of QNB or the Bank, received an annual fee of $5,500. The Chairman of the Board received additional compensation of $10,000 and the Corporate Secretary received an additional $2,000. In addition, each director received a fee of $450 for each Bank Board meeting attended. Directors are not reimbursed for QNB Board meetings. Members of the committees of the Board of Directors also received $175 for each committee meeting attended, provided the committee meeting was not held as part of a scheduled Board meeting.

                             AUDIT COMMITTEE REPORT

       Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, QNB's Audit Committee submits the following report:

AUDIT COMMITTEE REPORT TO BOARD OF DIRECTORS

         The Audit Committee oversees QNB's financial reporting process on behalf of the Board of Directors. In that connection, the committee, along with the Board of Directors, has formally adopted an Audit Committee Charter setting forth its responsibilities. In addition, appropriate policies have been established to further strengthen disclosure procedures required under the Sarbanes-Oxley Act of 2002.

         Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the annual report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

         The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of QNB's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors, the auditors' independence from management and QNB, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services with the auditors' independence.

         The committee discussed with QNB's internal and independent auditors the overall scope and plans for their respective audits. The committee meets with the internal and independent auditors, with or without management present, to discuss the results of their examinations, their evaluations of QNB's internal controls and the overall quality of QNB's financial reporting.

         In reliance on the reviews and discussion referred to above, the committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission. The committee and the Board of directors have also approved the selection of QNB's independent auditors for 2004.

                                       Respectfully submitted,
                                       THE AUDIT COMMITTEE

                                       Henry L. Rosenberger, Chairman
                                       Norman L. Baringer
                                       G. Arden Link
                                       Charles M. Meredith, III


AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITORS

         The Audit Committee has a policy for the pre-approval of services provided by the independent auditors. The policy requires the Audit Committee to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit related services, tax services, and other services. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case by case basis. For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval. The Audit Committee has delegated to the Chairman of the Audit Committee the authority to pre-approve services not prohibited by law to be performed by our independent auditors and associated fees up to a maximum for any one service of $5,000. None of the services related to the Audit Related Fees, Tax Fees, or All Other Fees described above was approved by the Audit Committee pursuant to the waiver of pre-approval provisions set forth in applicable rules of the SEC.

CONSIDERATION OF NON-AUDIT SERVICES PROVIDED BY THE INDEPENDENT AUDITOR

         The Audit Committee considered whether the services provided under other non-audit services are compatible with maintaining the auditor's independence.

AUDIT FEES, AUDIT RELATED FEES, TAX FEES, AND ALL OTHER FEES

Aggregate fees billed to QNB by KPMG, LLP for services rendered are presented below:

                                                         2003            2002
                                                   -----------------------------
          Audit fees                                    $88,800        $59,200
          Audit related fees                              8,500          8,500
            Audit and audit related fees                 97,300         67,700
          Tax fees                                       12,665          9,500
          All other fees                                      -              -
                                                   -----------------------------
          Total fees                                   $109,965        $77,200


         AUDIT FEES include fees billed for professional services rendered for the audit of annual financial statement and fees billed for the review of financial statements included in QNB Forms 10-Q or services that are normally provided by KPMG, LLP in connection with statutory and regulatory filings or engagements.

          AUDIT RELATED FEES include fees billed for assurance and related services by KPMG, LLP that are reasonably related to the performance of the audit or review of the registrants financial statements and are not reported under the Audit Fees section of the table above. These services include audits of financial statements of certain employee benefit plans.

         TAX FEES include fees billed for professional services rendered by KPMG, LLP for tax consultation and tax compliance services.

          ALL OTHER FEES include fees billed for products and services provided by KPMG, LLP, other than the services reported under the Audit Fees, Audit Related Fees, or Tax Fees sections of the table above.

         The Audit Committee has considered whether, and determined that, the provision of the non-audit services is compatible with maintaining KPMG, LLP's independence.

                             EXECUTIVE COMPENSATION

       Since the formation of QNB in 1984, none of its executive officers have received any separate compensation from QNB. All compensation is paid by the Bank. Thomas J. Bisko, Robert C. Werner, and Bret H. Krevolin are the only executive officers of QNB that are also executive officers of the Bank. The following information is furnished concerning the chief executive officer and the executive officers of QNB or the Bank whose aggregate remuneration from the Bank exceeded $100,000 during the fiscal years ended December 31, 2003, 2002 and 2001.

                           SUMMARY COMPENSATION TABLE

                                        ANNUAL COMPENSATION                   LONG-TERM COMPENSATION
                                        -------------------                   ----------------------
                                                                          AWARDS                  PAY-OUTS
                                                                          ------                  --------

                                                              OTHER     RESTRICTED                           ALL OTHER
                                                              ANNUAL       STOCK      OPTIONS/                COMPEN-
                                       SALARY      BONUS     COMPEN-      AWARDS        SARS      PAY-OUTS     SATION
NAME AND POSITION              YEAR    ($) (1)      ($)       SATION        ($)          (#)         ($)         ($)
------------------------------------------------------------------------------------------------------------------------------------

Thomas J. Bisko               2003     $218,082    $21,808      $0          $0          6,000        $0         $16,904  (2)
President and                 2002     $198,588    $19,859      $0          $0          6,000        $0         $15,430  (2)
Chief Executive Officer       2001     $193,556   $111,361      $0          $0          3,360        $0         $13,190  (2)

Robert C. Werner              2003     $152,654    $15,265      $0          $0          5,500        $0         $12,212  (3)
Executive Vice President      2002     $138,176    $13,818      $0          $0          5,500        $0         $11,054  (3)
Chief Operating Officer       2001     $132,226    $13,223      $0          $0          3,360        $0         $10,578  (3)

Bret H. Krevolin              2003     $140,192    $14,019      $0          $0          5,500        $0         $11,260  (4)
Executive Vice President      2002     $127,215    $12,722      $0          $0          5,500        $0         $10,222  (4)
Chief Financial Officer       2001     $121,737    $12,173      $0          $0          3,360        $0          $9,739  (4)

Bryan S. Lebo                 2003     $121,538    $12,154      $0          $0          5,500        $0          $9,768  (5)
Senior Vice President         2002     $112,266    $11,227      $0          $0          5,500        $0          $9,026  (5)
Senior Lending Officer        2001     $107,432    $10,743      $0          $0          3,360        $0          $8,595  (5)

Mary Ann Smith                2003     $118,223    $11,822      $0          $0          5,500        $0          $9,503  (6)
Senior Vice President         2002     $109,203    $10,920      $0          $0          5,500        $0          $8,781  (6)
Chief Information Officer     2001     $104,500    $10,450      $0          $0          3,360        $0          $8,405  (6)

(1)      Salary for 2003 includes 27 pay periods while salary for 2002 and 2001 includes 26 pay periods.

(2)      Includes the Bank's contributions on behalf of Mr. Bisko to the Retirement Savings Plan of $16,904, $15,430 and
         $13,190 for 2003, 2002 and 2001, respectively.

(3)      Includes the Bank's contributions on behalf of Mr. Werner to the Retirement Savings Plan of $12,212, $11,054 and
         $10,578 for 2003, 2002 and 2001, respectively.

(4)      Includes the Bank's contributions on behalf of Mr. Krevolin to the Retirement Savings Plan of $11,260, $10,222
         and $9,739 for 2003, 2002 and 2001, respectively.

(5)      Includes the Bank's contributions on behalf of Mr. Lebo to the Retirement Savings Plan of $9,768, $9,026 and
         $8,595 for 2003, 2002 and 2001, respectively.

(6)      Includes the Bank's contributions on behalf of Ms. Smith to the Retirement Savings Plan of $9,503, $8,781 and
         $8,405 for 2003, 2002, and 2001, respectively.


STOCK OPTION GRANTS FOR 2003

       The following table reflects grants of stock options to Mr. Bisko, Mr. Werner, Mr. Krevolin, Mr. Lebo and Ms. Smith in fiscal year 2003.

                    OPTION/SAR GRANTS IN LAST FISCAL YEAR (1)

                                                                                                   POTENTIAL
                                                % OF TOTAL                                      REALIZABLE VALUE
                                                  OPTIONS                                          AT ASSUMED
                                                GRANTED TO      EXERCISE                        ANNUAL RATES OF
                                   OPTIONS       EMPLOYEES       OR BASE                       STOCK APPRECIATION
                                   GRANTED       IN FISCAL       PRICE       EXPIRATION      FOR OPTION TERM (2)
NAME                                 (#)           YEAR        ($/SHARE)        DATE              5%           10%
                                                                                                  ($)          ($)
-------------------------------------------------------------------------------------------------------------------------

Thomas J. Bisko                     6,000          15.0%         $20.00       01/21/2013      $75,480     $191,220

Robert C. Werner                    5,500          13.8%         $20.00       01/21/2013      $69,190     $175,285

Bret H. Krevolin                    5,500          13.8%         $20.00       01/21/2013      $69,190     $175,285

Bryan S. Lebo                       5,500          13.8%         $20.00       01/21/2013      $69,190     $175,285

Mary Ann Smith                      5,500          13.8%         $20.00       01/21/2013      $69,190     $175,285

-------------------------
(1) Options granted include both incentive and non-qualified stock options pursuant to the 1998 Stock Option Plan. The options granted vest and become exercisable after the third anniversary of their grant date.

(2) In order to realize the potential value of the stock options, QNB's common stock would be approximately $38.58 and $51.87 at a 5% and 10% appreciation rate, respectively. The dollar amounts under these columns are the result of calculations at the 5% and the 10% annualized rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of QNB's common stock price.

AGGREGATE OPTION EXERCISES AND OPTION VALUES

       The following table provides information as to stock options exercised by Mr. Bisko, Mr. Werner, Mr. Krevolin, Mr. Lebo and Ms. Smith in 2003 and the value of stock options held by each officer at year-end 2003 measured in terms of the $33.60 closing bid price of QNB's common stock on December 31, 2003.
Some stock options are immediately exercisable while others become exercisable over time.

              AGGREGATED STOCK OPTION EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END STOCK OPTION VALUES

                                                                  NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                               SHARES                            UNDERLYING UNEXERCISED                 IN-THE-MONEY
                             ACQUIRED ON         VALUE             OPTIONS AT 12/31/03               OPTIONS AT 12/31/03
                              EXERCISE         REALIZED        (EXERCISABLE/UNEXERCISABLE)       (EXERCISABLE/UNEXERCISABLE)
NAME                             (#)              ($)                      (#)                               ($)
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Bisko                  886            $18,163                7,056/15,360                 $132,009/$254,658

Robert C. Werner                 886            $18,163                7,056/14,360                 $132,009/$239,121

Bret H. Krevolin                 886            $18,163                7,056/14,360                 $132,009/$239,121

Bryan S. Lebo                    886            $18,163                7,056/14,360                 $132,009/$239,121

Mary Ann Smith                   886            $18,163                7,056/14,360                 $132,009/$239,121


                      EQUITY COMPENSATION PLAN INFORMATION

         The following table summarizes our equity compensation plan information as of December 31, 2003. Information is included for both equity compensation plans approved by QNB shareholders and equity compensation plans not approved by QNB shareholders.

-------------------------------------------------- ----------------------- --------------------- -------------------------
                                                                                                 NUMBER OF SHARES
                                                                                                 AVAILABLE FOR FUTURE
                                                    NUMBER OF SHARES TO    WEIGHTED-AVERAGE      ISSUANCE UNDER EQUITY
                                                       BE ISSUED UPON      EXERCISE PRICE OF     COMPENSATION PLANS
                                                        EXERCISE OF        OUTSTANDING           (EXCLUDING SECURITIES
                                                    OUTSTANDING OPTIONS,   OPTIONS, WARRANTS     REFLECTED IN COLUMN
                  PLAN CATEGORY                     WARRANTS AND RIGHTS    AND RIGHTS            (A))
-------------------------------------------------- ----------------------- --------------------- -------------------------
                                                             (A)                (B)                      (C)
-------------------------------------------------- ----------------------- --------------------- -------------------------
Equity compensation plans approved by
QNB Corp. shareholders

1998 Stock Option Plan                                            162,412                $16.15                    48,836
2001 Employee Stock Purchase Plan                                       -                     -                    33,567
-------------------------------------------------- ----------------------- --------------------- -------------------------
Equity compensation plans not approved by QNB
Corp. shareholders

None                                                                    -                     -                         -
-------------------------------------------------- ----------------------- --------------------- -------------------------
TOTALS                                                            162,412                $16.15                    82,403
-------------------------------------------------- ----------------------- --------------------- -------------------------


EMPLOYMENT AGREEMENTS

       On September 2, 1986, as amended on April 3, 2002, QNB and Mr. Bisko entered into an employment agreement for a term of 27 years, commencing immediately and terminating on December 31, 2013 provided however, that the employment agreement may be terminated by either party upon three years' prior written notice. Under the terms of the employment agreement, Mr. Bisko is to be employed as the President of the Bank and to render services as may be reasonably required of him from time to time by the Board of Directors. Mr. Bisko may be discharged at any time for just and proper cause, except that, following a change of control of QNB (which is defined as any one person or group obtaining voting control of 25% or more of QNB's outstanding common stock), Mr. Bisko's employment may only be terminated if he materially breaches his obligations under the employment agreement, fails or refuses to comply with the proper and reasonable written policies of the Board of Directors, or is convicted of a felony. If Mr. Bisko's employment is terminated for reasons other than, among others, discharge for cause, a change in control of QNB, or death or disability, Mr. Bisko is entitled to receive a lump sum severance payment equal to 2.99 times his then current base salary. If Mr. Bisko were terminated at the minimum base salary of $222,075 as of January 1, 2004, he would be entitled to receive a maximum lump sum payment equal to $664,004. Such a provision may be deemed to be "anti-takeover" in nature inasmuch as it may discourage a potential acquiror who may desire to replace Mr. Bisko with a new president. In the event of Mr. Bisko's death or disability, QNB shall pay either to Mr. Bisko, his estate, or his designated beneficiary, an amount equal to his then current base salary in equal monthly installments, which amounts may be reduced based upon the receipt of any life or disability insurance proceeds from policies maintained by and at the expense of QNB.

CHANGE OF CONTROL AGREEMENTS

        On July 18, 2000, QNB and the Bank entered into change of control agreements with Bret H. Krevolin, Executive Vice President and Chief Financial

  Officer of the Bank, and Robert C. Werner, Executive Vice President and Chief Operating Officer of the Bank. These agreements provide certain benefits to Mr. Krevolin and Mr. Werner in the event of a change of control of QNB or the Bank. The agreements become operative only if Mr. Krevolin and Mr. Werner are employees of QNB and the Bank upon a change in control of QNB or the Bank, as defined in the agreement. The agreements specify payments to Mr. Krevolin and Mr. Werner upon their termination on or before the three year anniversary of the date of the change of control in an amount equal to the product of the average aggregate annual compensation paid by QNB and the Bank to the respective executive which is includable in the executive's gross income for Federal income tax purposes during the five calendar years preceding the taxable year in which the date of the termination occurs, multiplied by two.

            COMPENSATION COMMITTEE REPORTS ON EXECUTIVE COMPENSATION

       QNB's Board of Directors is responsible for the governance of QNB and its subsidiary. In fulfilling its fiduciary duties, the Board of Directors acts in the best interests of QNB's shareholders, customers and the communities served by QNB and its subsidiary. To accomplish QNB's strategic goals and objectives, the Board of Directors engages competent persons who undertake to accomplish these objectives with integrity and in a cost-effective manner. The compensation of these individuals is part of the Board of Directors' fulfillment of its duties to accomplish QNB's strategic mission.

       The fundamental philosophy of QNB's and the Bank's compensation program is to offer competitive compensation opportunities for all employees based on the individual's contribution and personal performance. The compensation program is administered by a compensation committee comprised of four outside directors who are listed below. The objective of the committee is to establish a fair compensation policy to govern all salaries in order to attract and motivate competent, dedicated and ambitious employees whose efforts will enhance the products and services of QNB, the results of which may include improved profitability, increased dividends to our shareholders and subsequent appreciation in the market value of our shares. While general guidelines are provided for all employees, the compensation committee makes specific recommendations for Mr. Bisko.

       Mr. Bisko's compensation is reviewed and approved annually by the Board of Directors. As a guideline for determining Mr. Bisko's salary, the committee reviews information provided by a human resource consultant who compares salaries of Pennsylvania financial institutions operating within QNB's general market area. The compensation committee focuses on the survey data for peer financial institutions operating in Southeastern Pennsylvania. Pennsylvania peer group banks have been used because of common industry issues and competition for the same executive talent group.

CHIEF EXECUTIVE OFFICER COMPENSATION

       Mr. Bisko's base salary is $222,075 for 2004, subject to an annual review and adjustment. Mr. Bisko's base pay is determined annually by the compensation committee. In addition, Mr. Bisko is eligible to receive a cash bonus, in each of the next three years, equivalent to 5% to 10% of his salary based on QNB increasing its earnings per share at an average rate of 7.5% to 10%. The bonus percentage increases by 1% for each .5% increase in earnings per share up to a maximum of 10%. For 2003, Mr. Bisko received a bonus of $21,808 for the successful achievement of the plan.

       The Bank provides Mr. Bisko, for the benefit of his named beneficiary, with a salary continuation agreement. In the event of Mr. Bisko's death, the agreement provides his beneficiary with monthly income for 180 consecutive months. The agreement is enforceable only while Mr. Bisko remains employed by the Bank. If Mr. Bisko's employment is terminated for any reason other than death, all rights under the agreement will be terminated. The benefits are funded through an insurance policy with the cost limited to the annual premium on the policy. Mr. Bisko is also reimbursed for all reasonable and necessary expenses related to his duties.

       The Bank provides Mr. Bisko with a membership to a country club. Mr. Bisko is also reimbursed for the cost of all business related meals at the club. Mr. Bisko is not reimbursed for any personal meals at the country club.

                                           Respectfully submitted,
                                           THE COMPENSATION COMMITTEE

                                           Edgar L. Stauffer, Chairman
                                           Norman L. Baringer
                                           Henry L. Rosenberger
                                           Charles M. Meredith, III
                                           Dennis Helf


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       The Compensation Committee makes recommendations to the Board of Directors concerning general guidelines on compensation of employees and specific recommendations for Mr. Bisko. The membership of the committee consists solely of outside directors.

                              STOCK INCENTIVE PLAN

       QNB maintains a stock option plan, the 1998 Plan, administered by QNB's Compensation Committee. The committee determines, among other things, the employees to whom awards are granted, the type of awards, and the amount, size, timing and terms of such awards.

       The plan provides for the granting of either non-qualified stock options or incentive stock options. The exercise price of an option is the fair market value of QNB's common stock at the date of grant as defined in the plan. Participation in the plan is limited to those full-time officers and other key executive employees of QNB or the Bank who are in positions in which their decisions, actions, and counsel have a significant impact upon QNB's profitability and success. QNB directors who are not otherwise full-time officers or employees of QNB or the Bank are not eligible to participate in the plan.

       The plan authorized the issuance of 220,500 shares, as adjusted. The time periods by which any option is exercisable under the plan is determined by the committee but may not commence before the expiration of six months or continue beyond the expiration of ten years after the date the option is awarded. As of April 2, 2004, 176,558 options were granted, 162,412 options were outstanding and 3,932 shares have been issued.

                          EMPLOYEE STOCK PURCHASE PLAN

       QNB's 2001 Employee Stock Purchase Plan offers eligible employees an opportunity to purchase from QNB shares of it's common stock at a 10% discount from the lesser of fair market value on the first or last day of each offering period. The offering periods are May 1st through November 30th and December 1st through April 30th. The plan authorizes the issuance of 42,000 shares, as adjusted. As of April 2, 2004, 8,433 shares were issued under the plan. This plan expires by its terms on June 1, 2006.

                             STOCK PERFORMANCE GRAPH

       Set forth below is a performance graph comparing the yearly cumulative total shareholder return on QNB's common stock with:

o the yearly cumulative total shareholder return on stocks included in the NASDAQ Market Index, a broad market index,

o the yearly cumulative total shareholder return on the SNL $250M to $500M Bank Index, a group encompassing 79 publicly traded banking companies with assets between $250 million and $500 million.

       All of these cumulative total returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable years.

          COMPARISON OF FIVE YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN QNB CORP., SNL $250M - $500M BANK INDEX & NASDAQ MARKET INDEX

[LINE CHART OMITTED]

------------------------------------------------------------------------------------------------------------------
                                                                         PERIOD ENDING
------------------------------------------------------------------------------------------------------------------
INDEX                                           12/31/98   12/31/99    12/31/00   12/31/01    12/31/02   12/31/03
------------------------------------------------------------------------------------------------------------------
QNB Corp.                                         100.00      77.26       82.49     101.80      144.35     223.71
------------------------------------------------------------------------------------------------------------------
NASDAQ - Total US                                 100.00     185.95      113.19      89.65       61.67      92.90
------------------------------------------------------------------------------------------------------------------
SNL $250M-$500M Bank Index                        100.00      93.03       89.58     127.27      164.11     237.11
------------------------------------------------------------------------------------------------------------------

Source:  SNL Financial LLP

                    EXECUTIVE OFFICERS OF QNB AND/OR THE BANK

       The following list sets forth the names of the executive officers of QNB, and other significant employees of the Bank, their respective ages, positions held, recent business experience with QNB and the Bank, and the period they have served in their respective capacities.

THOMAS J. BISKO

Age 56; Chief Executive Officer of QNB and the Bank from March 1988 to present; President of QNB from May 1986 to present; Treasurer of QNB from February 1986 to present; President of the Bank from September 1985 to present.

ROBERT C. WERNER

Age 46; Vice President of QNB from October 1988 to present; Executive Vice President/Chief Operating Officer of the Bank from January 1994 to present; Senior Vice President/Chief Financial Officer of the Bank from January 1989 to December 1993.

BRET H. KREVOLIN

Age 41; Chief Financial Officer of QNB from May 2003 to present; Chief Accounting Officer of QNB from January 1992 to present; Executive Vice President/Chief Financial Officer of the Bank from January 2000 to present; Senior Vice President/Chief Financial Officer of the Bank from January 1995 to December 1999; Vice President/Controller of the Bank from August 1989 to December 1994.

BRYAN S. LEBO

Age 47; Senior Vice President/Senior Lending Officer of the Bank from January 1995 to present.

MARY ANN SMITH

Age 50; Senior Vice President/Chief Information Officer of the Bank from January 1999 to present; Senior Vice President/Operations of the Bank from January 1995 to December 1998; Vice President/Operations of the Bank from January 1988 to December 1994.

HEATHER J. GOSSLER

Age 40; Senior Vice President/Branch Administration of the Bank from January 2002 to present; Vice President/Branch Administration of the Bank from May 1995 to December 2001.

SCOTT G. ORZEHOSKI

Age 38; Senior Vice President/Commercial Lending Officer of the Bank from January 2002 to present; Vice President/Commercial Lending Officer of the Bank from August 1997 to December 2001; Assistant Vice President/Commercial Lending Officer of the Bank from February 1996 to July 1997.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

       QNB and the Bank have not entered into any material transactions, proposed or consummated, with any director or executive officer of QNB or the Bank, or any associate of the foregoing persons, with the exception of that disclosed below. QNB and the Bank have engaged in and intend to continue to engage in banking and financial transactions in the ordinary course of business with directors and officers of QNB and the Bank and their associates on comparable terms with similar interest rates as those prevailing from time to time for other bank customers.

       Total loans outstanding from the Bank at December 31, 2003, to QNB's and the Bank's officers and directors as a group, members of their immediate families and companies in which they had an ownership interest of 10% or more amounted to $1,740,000, or approximately 4.4% of the bank's total equity capital. The Bank made these loans in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collection or present other unfavorable features. The aggregate amount of indebtedness outstanding as of the latest practicable date, March 12, 2004, to the above described group was $2,287,000.

       During 2003, QNB entered into an agreement with a Director's construction company of which he is the President for the renovation of the Bank's operation center. This agreement was approved by the Board of Directors. The total paid in 2003 was $62,000.

                           SHAREHOLDER COMMUNICATIONS

       The Board of Directors does not have a formal process for shareholders to send communications to the Board. Due to the infrequency of shareholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. Written communications received by QNB from shareholders are shared with the full Board no later than the next regularly scheduled Board meeting.

                      NOMINATIONS AND SHAREHOLDER PROPOSALS

       Nominations for election to the Board of Directors may be made by any shareholder if made in writing and delivered or mailed to the President of QNB, not less than 14 days or more than 50 days prior to any shareholder meeting called for the election of directors, provided however, that if less than 21 days notice of the meeting is given to shareholders, the nomination shall be mailed or delivered to the President of QNB not later than the close of business on the 7th day following the day on which the notice of the meeting was mailed. The notification must contain the following information to the extent known to the notifying shareholder:

(a) the name and address of each proposed nominee;
(b) the principal occupation of each proposed nominee;
(c) the total number of shares of QNB common stock that will be voted for each proposed nominee;
(d) the name and residential address of the notifying shareholder;
(e) the number of shares of QNB common stock owned by the notifying shareholder.

Nominations not made in accordance with these provisions may be disregarded by the Chairman at the annual meeting.

       Any shareholder proposal for the 2005 annual meeting must be submitted, in writing, to the Secretary of QNB in accordance with the proxy rules of the Securities and Exchange Commission prior to December 20, 2004. Any shareholder proposal not submitted in accordance with the foregoing may be disregarded by the Chairman at the annual meeting.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934 requires QNB's officers and directors and persons who own more than 10% of QNB's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% owners are required by Securities and Exchange Commission regulations to furnish QNB with copies of all Section 16(a) forms they file.

       To the Board of Directors' knowledge, based solely on review of the copies of such reports furnished to QNB during fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to its executive officers and directors were complied with except for G. Arden Link who inadvertently filed one form late reporting one transaction.

                                  OTHER MATTERS

       Management is not aware of any business to come before the annual meeting other than those matters described in the proxy statement and the accompanying notice of annual meeting. However, if any other matters should properly come before the annual meeting, it is intended that the proxies hereby solicited will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

       If there are not sufficient votes for approval of any of the matters to be acted upon at the annual meeting, the annual meeting may be adjourned to permit the further solicitation of proxies.

                                   APPENDIX A
                                   QNB CORP.

                            AUDIT COMMITTEE CHARTER

         I.       Authorization

         The Audit Committee of QNB Corp. and The Quakertown National Bank (the "Company") is a standing committee of the Board of Directors ("Board") authorized by the Company's Bylaws.

         II.      Purpose

         The purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibility relating to (i) the integrity of the Company's financial statements and financial reporting process and the Company's systems of internal accounting and financial controls; (ii) the performance of the internal audit function; (iii) the annual independent audit of the Company's financial statements, the engagement of the independent auditors and the evaluation of the independent auditors' qualifications, independence and performance; (iv) the Company's compliance with legal and regulatory requirements, including the Company's disclosure controls and procedures; (v) the fulfillment of the other responsibilities set out herein; and (vi) monitor the Company's compliance with the Code of Conduct. The report of the Audit Committee required by the rules of the Securities and Exchange Commission ("SEC") shall be included in the Company's annual proxy statement.

         While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors. In carrying out its oversight responsibilities, as permitted under the Pennsylvania Business Corporation Law of 1988, as amended, the Audit Committee members are entitled to rely in good faith on the expertise, integrity and knowledge of management, the internal and independent auditors and corporate counsel.

         III.     Membership and Structure

         The Audit Committee shall be comprised of at least three members of the Board, and the members shall meet the independence requirements of the NASDAQ Stock Market and other applicable laws and regulations (including the Sarbanes-Oxley Act of 2002).

         All members of the Audit Committee will have a general understanding of finance and accounting practices and each member shall be free of any relationship that, in the opinion of the Board would, under applicable laws and regulations, make the director not independent. The Board will determine if any member is a "financial expert" as defined by the SEC.

         IV.      Authority

         The Audit Committee shall have the sole authority to select, evaluate, appoint, and replace the independent auditors (subject to shareholder ratification) and shall approve in advance all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Audit Committee shall consult with management, but shall not delegate these responsibilities.

         The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting, or other consultants to advise the Audit Committee. The Company shall provide funding, as determined by the Audit Committee, for payment of compensation to the independent auditors and to any advisors employed by the Audit Committee. Any communications between the Audit Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Audit Committee will take all necessary steps to preserve the privileged nature of those communications.

         The Audit Committee may form and delegate authority to subcommittees, comprised of one or more members of the Committee, as necessary or appropriate. Each subcommittee shall have the full power and authority of the Audit Committee.

         The Audit Committee may conduct or authorize investigations into any matter, within the Audit Committee's scope of responsibilities, brought to its attention.

         V.       Duties and Responsibilities

         The Audit Committee shall have the following duties and responsibilities:

         MEETINGS AND ACCESS

         Meet on a regular basis at least four times each year, including at least once each quarter. The Audit Committee may hold special meetings upon the call of the Chair of the Committee. At Committee meetings, a majority of the total members will constitute a quorum.

         Meet separately, periodically, with management, independent auditors, the lead or coordinating auditor and any other Company Committees that the Audit Committee determines appropriate.

         Minutes shall be kept by a member of the Audit Committee or a person designated by the Audit Committee.

         Regularly report to the Board on the Audit Committee's activities.

         Annually review and evaluate its own performance.

         Review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

         FINANCIAL STATEMENT AND DISCLOSURE MATTERS

         Review and discuss with management and the independent auditors the annual audited financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations," and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

         Prepare annually a report for inclusion in the Company's proxy statement relating to its annual shareholders meeting. In that report, the Audit Committee will state whether it has: (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as that statement may be modified or supplemented from time to time;
(iii) received from the independent auditors written disclosures and the letter required by Independence Standards Board Standard 1, as that standard may be modified or supplemented from time to time, and has discussed with the independent auditors, the independent auditors' independence.

         Review and discuss with management and the independent auditors the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors' reviews of the quarterly financial statements.

         Discuss generally the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies to the extent required by applicable law or listing standards. The Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

         Receive a disclosure from the Chief Executive Officer and Chief Financial Officer during their certification process for the 10-K and 10-Q's about (i) any significant deficiencies in design or operation of internal controls or material weaknesses therein and (ii) any fraud, whether or not material, involving management or other employees who have a significant role in the Company's internal controls.

         At least annually prior to the filing of the Audit Report with the SEC (and more frequently if appropriate), review and discuss reports from the independent auditors on, among other things, certain:

         Critical accounting policies and practices to be used;

         Alternative treatments of financial information within generally accepted accounting principles;

         Other material written communications between the independent auditors and management, such as any management letter and the Company's response to such letter or schedule of unadjusted differences; and

         Difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, any significant disagreements with management, and communications between the audit team and the audit firm's national office with respect to difficult auditing or accounting issues presented by the engagement.

         Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

         Review and discuss with management and the independent auditors, at least annually, significant accounting and financial reporting issues, including complex or unusual transactions and judgments concerning significant estimates or significant changes in the Company's selection or application of accounting principles, and recent professional, accounting and regulatory pronouncements and initiatives, and understand their impact on the Company's financial statements.

         Review with management the Audit Committee's evaluation of the Company's internal control structure and procedures for financial reporting and review periodically, but in no event less frequently than quarterly, management's conclusions about the effectiveness of such internal controls and procedures, including any significant deficiencies in, or material noncompliance with such controls and procedures.

         Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

         AUTHORIZATION OF THE COMPANY'S WHISTLEBLOWER'S POLICY

         Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

         OVERSIGHT OF THE COMPANY'S RELATIONSHIP WITH THE INDEPENDENT AUDITORS

         The independent auditor shall report directly to the Audit Committee;

         Receive and discuss a report from the independent auditors at least annually regarding:

         The independent auditors' internal quality-control procedures;

         Any material issues raised by the most recent quality-control review, or peer review (if applicable), of the independent auditors, or by any inquiry or investigation by governmental professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditors;

         Any steps taken to deal with any such issues; and

         All relationships between the independent auditors and the Company, in order to assess the independent auditors' independence.

         Approve guidelines for the retention of the independent auditors for any non-audit services and determine procedures for the approval of audit and non-audit services in advance. In accordance with such procedures, the Audit Committee shall approve in advance any audit or non-audit services provided to the Company by the independent auditors, as required by applicable law or listing standards. Pre-approval authority may be delegated to the Chairman of the Audit Committee up to $5,000 for any one service.

         Review and discuss the scope and plan of the independent audit.

         Evaluate the qualifications, performance and independence of the independent auditors, including whether the provision of non-audit services is compatible with maintaining the auditors' independence, and taking into account the opinions of management and the Company's legal counsel. This shall include a review and discussion of the annual communication as to independence delivered by the independent auditors (Independence Standards Board Standard No. 1 - "Independence Discussions with Audit Committees.") The Audit Committee shall present its conclusions to the Board, and if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditors.

         Recommend to the Board, policies for the Company's hiring of employees or former employees of the independent auditors which guidelines shall meet the requirements of applicable law and listing standards.

         OVERSIGHT OF AUDIT AND RISK REVIEW ("ARR")

         The Audit Committee may contract for internal audit services as necessary to assess the adequacy and effectiveness of internal accounting controls, financial systems or financial statements, and the accuracy of management reporting and compliance with laws, regulations and Company policy. As used in this section, the "lead or coordinating auditor" refers to the Company's internal auditor or if such services are outsourced, to the auditor of the public accounting firm primarily responsible for the Company's internal audit functions.

         Review and discuss the appointment and replacement of the lead or coordinating auditor.

         Review and discuss the ARR findings that have been reported to management, management's responses, and the progress of the related corrective action plans.

         Review and evaluate the adequacy of the work performed by the lead or coordinating auditor and ARR, and ensure that ARR is independent and has adequate resources to fulfill its duties, including implementation of the annual audit plan.

         COMPLIANCE OVERSIGHT RESPONSIBILITIES

         Review periodically with management and the independent auditors any correspondence with, or other action by, regulators or governmental agencies, any material legal affairs of the Company and the Company's compliance with applicable law and listing standards.

         Review and discuss the report of the lead or coordinating auditor regarding the expenses of, the perquisites paid to, and the conflicts of interest, if any, of members of the Company's senior management.

         Review and discuss with management and the independent auditor any correspondence with, or the findings of any examinations by, regulatory agencies, published reports or auditor observations that raise significant issues regarding the Company's financial statements or accounting policies.

         Obtain regular updates from management and Company counsel regarding compliance matters and legal matters that may have a significant impact on the financial statements or the Company's compliance policies.

         Advise the Board with respect to policies and procedures regarding compliance with the Company's Code of Conduct including review of the process for communicating the Code of Conduct to Company personnel and for monitoring compliance

                                REOVCABLE PROXY
                                   QNB CORP.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

ANNUAL MEETING OF SHAREHOLDERS
       MAY 18, 2004

The undersigned hereby appoints James Ebbert, Donald T. Knauss and Philip D. Miller, and each of them, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of QNB Corp. common stock that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the offices of The Quakertown National Bank, 320 West Broad Street, Quakertown, PA at 11:00 a.m., local time on Tuesday, May 18, 2004, and at any and all adjournments of the meeting.



1. The election as Class I directors of all nominees listed (except as marked to
  the contrary), for three year terms.       FOR      WITHHOLD    FOR ALL EXCEPT
                                            [   ]       [   ]         [   ]
           GARY S. PARZYCH         NORMAN L. BARINGER
                 CHARLES M. MEREDITH, III

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE OR NOMINEE'S NAME(S) IN THE SPACE PROVIDED BELOW.

--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED.

2. In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement of the meeting.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. ATTHE PRESENTTIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.



Please be sure to sign and date this Proxy in the box below.       Date
--------------------------------------------------------------------------------


Shareholder Sign Above     Co-Holder (if any) sign Above



DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                                   QNB CORP.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Should the above signed be present and choose to vote at the Annual Meeting or at any adjournments or postponements of the meeting, and after notification to the Secretary of the Company at the Annual Meeting of the shareholder's decision to terminate this proxy, then the powers of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

The above signed acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report.

Please sign exactly as your name(s) appear(s) above. When signing as an attorney, executor, administrator, trustee, or guardian, please give your full title. If signer is a corporation, please sign full corporate name by authorized officer. If shares are held jointly, each holder should sign.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

----------------------------------------

----------------------------------------

----------------------------------------